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                                 GOVERNOR FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                         Supplement dated May 21, 1999
          to Statement of Additional Information dated January 4, 1999

         Capitalized terms not defined in this Supplement have the meaning assigned to them in the Statement of Additional Information.

         The following should be added to the section "Investment Advisor and Investment Subadvisors."

         Mr. Mark Stevenson is primarily responsible for the day-to-day management of the Lifestyle Funds' portfolios. Mr. Stevenson has been with the Sub-Advisor since 1990, and for the past five years has managed retirement plan and personal trust assets for the Sub-Advisor's clients.

         Footnote 2 to the table in the section "Additional Information -- Calculation of Total Return" should be restated as follows:

         Commenced operations October 7, 1996, July 1, 1997, January 1, 1995 (the Established Growth Fund's predecessor CIF), July 1, 1994 (the Aggressive Growth Fund's predecessor CIF), December 2, 1996, October 31, 1995 (the Government Securities Fund's predecessor CIF), and October 1, 1996, respectively.